                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                             ---------------------


       Date of Report (Date of earliest event reported):  April 27, 1999

                          FULTON FINANCIAL CORPORATION
                          ----------------------------
             (Exact name of registrant as specified in its charter)



        Pennsylvania                       0-10587                              23-2195389
-------------------------------            -------                              ----------
   (State of Incorporaton)          (Commission File Number)         (IRS Employer Identification No.)

           One Penn Square
       Lancaster, Pennsylvania                               17602
    -------------------------------                         -------
(Address of principal executive offices)                   (Zip Code)


                                 (717) 291-2411
                                 --------------
                        (Registrant's telephone number,
                              including area code)

                                      N/A
                                      ---
         (Former name or former address, if changed since last report)

Item 5.   Other Events.

     On June 20, 1989, the Board of Directors of Fulton Financial Corporation (the "Company") declared a dividend of one common share purchase right (an "Original Right") for each outstanding share of common stock, par value $2.50 per share of the Company (the "Common Stock"). The dividend was paid to the shareholders of record as of the close of business on July 6, 1989. On April 27, 1999, the Board of Directors approved an amendment to the Original Rights and the agreement governing them ("Original Agreement") such that each Original Right now represents a right (a "Right") to purchase one share of Common Stock of the Company at a price of $90 (as the same may be adjusted, the "Purchase Price") pursuant to the terms of an Amended and Restated Rights Agreement. The amendment of the Original Rights shall take effect on April 27, 1999. The description and terms of the Rights are set forth in the Amended and Restated Rights Agreement, dated as of April 27, 1999, between the Company and Fulton Bank, as Rights Agent (the "Amended Agreement").

     The amendments to the Original Agreement and the Original Rights were generally as follows: extending the Final Expiration Date (as that term is defined in the original plan) from June 20, 1999 to April 27, 2009; resetting the purchase price to $90.00 per share, subject to adjustment; amending the Original Agreement to modify those situations in which directors may make amendments to the agreement; and amending the Original Agreement in certain nonsubstantive respects. The Amended Agreement contains the full text of all amendments made. Other than as amended, the provisions provided for in the Original Agreement were continued in the Amended Agreement.

Item 7.   Exhibits.

Exhibit No.                           Description
-----------                           -----------

 4 Amended and Restated Rights Agreement, which includes as Exhibit A the Form of Rights Certificate and Form of Election to Purchase and as Exhibit B the Summary of Rights.

 99  Press Release, dated April 27, 1999.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           FULTON FINANCIAL CORPORATION


                                      By:  /s/    Rufus A. Fulton, Jr.
                                           ---------------------------
                                           Name:  Rufus A. Fulton, Jr
                                           Title: Chairman, President and
                                                  Chief Executive Officer


Dated:  April 27, 1999

                                 EXHIBIT INDEX

Exhibit No.                           Description
-----------                           -----------

4 Amended and Restated Rights Agreement, which includes as Exhibit A the Form of Rights Certificate and Form of Election to Purchase and as Exhibit B the Summary of Rights.

99   Press Release, dated April 27, 1999.